Exhibit 99.2

 First Quarter Fiscal 2024 Financial Results  February 6, 2024  February 2024   Investor Presentation

 Forward-Looking Statements and Non-GAAP Measures  Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this earnings presentation include, but are not limited to, certain statements regarding NJR’s NFEPS guidance for fiscal 2024, including NFEPS guidance by Segment and EPS, long term growth targets and guidance range, long term annual growth projections and targets, Capital Plan expectations, projections of dividend and financing activities, customer growth at NJNG, future NJR and NJNG capital expenditures, potential CEV capital projects, project pipeline (under construction, contract or exclusivity) through Fiscal 2028, total expected shareholder return projections, dividend growth, CEV revenue and service projections, our debt repayment schedule, contributions from Leaf River, Steckman Ridge and Adelphia Gateway, SREC Hedging strategies and Asset Management Agreements, the outcome and timing of Base Rate Cases with the BPU, emissions reduction strategies and clean energy goals, environmental social and governance efforts, rising interest rates, and other legal and regulatory expectations.  Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the SEC, including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.  Non-GAAP Measures  Non-GAAP Measures  This presentation includes the non-GAAP financial measures NFE/net financial loss, NFE per basic share, financial margin, utility gross margin, adjusted funds from operations and adjusted debt. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. As an indicator of NJR’s operating performance, these measures should not be considered an alternative to, or more meaningful than, net income or operating revenues as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G.  NFE and financial margin exclude unrealized gains or losses on derivative instruments related to NJR’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments as described below. Financial margin also differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization as well as the effects of derivatives as discussed above. Volatility associated with the change in value of these financial instruments and physical commodity reported on the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJR Energy Services Company.  NJNG’s utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expense. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization. Utility gross margin may also not be comparable to the definition of gross margin used by others in the natural gas distribution business and other industries. Management believes that utility gross margin provides a meaningful basis for evaluating utility operations since natural gas costs, sales tax and regulatory rider expenses are included in operating revenues and passed through to customers and, therefore, have no effect on utility gross margin.   Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense.  Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.  Management uses NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt, as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance. Management believes these non-GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing NFE guidance, management is aware that there could be differences between reported GAAP earnings and NFE/net financial loss due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. In addition, in making forecasts relating to S&T’s Adjusted EBITDA and adjusted funds from operations and adjusted debt, management is aware that there could be differences between reported GAAP earnings, cash flows from operations and total long-term and short-term debt due to matters such as, but not limited to, the unpredictability and variability of future earnings, working capital and cash positions. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported GAAP measures and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for such forecasts without unreasonable efforts. NFE/net financial loss, utility gross margin and financial margin are discussed more fully in Item 7 of our Report on Form 10-K and, we have provided presentations of the most directly comparable GAAP financial measure and a reconciliation of our non-GAAP financial measures, NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt, to the most directly comparable GAAP financial measures, in the appendix to this presentation. This information has been provided pursuant to the requirements of SEC Regulation G.

 Contents  First Quarter Fiscal 2024 Conference Call  4  Agenda  5  2023 Sustainability Report  6  First Quarter Fiscal 2024 Highlights  7   Increases Fiscal 2024 NFEPS Guidance by $0.15 to $2.85 to $3.00  8  NFEPS Guidance by Segment  9  New Jersey Natural Gas  10  NJNG Rate Case  11  Clean Energy Ventures (CEV): Pipeline of Investment Opportunities  12  Financial Review  13  Review of First Quarter Fiscal 2024 NFE Changes  14  Capital Plan  15  Projected Cash Flows  16  Investment Grade Profile  17  Debt Maturities: Well Positioned in a Rising Rate Environment  18  Growth Strategy and Key Highlights  Appendix: Financial Statements and Additional Information – 19  20  Reconciliation of NFE and NFEPS to Net Income  21  Other Reconciliation of Non-GAAP Measures  22  Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations  23  Fiscal 2024 First Quarter NFE and NFEPS by Business Unit  24  CEV: SREC Hedging Strategy Stabilizes Revenue  25  Capital Plan Table  26  NJR's Business Portfolio  27  NJNG: Supportive Regulatory Construct  28  Storage and Transportation (S&T): Overview  29  Energy Services Overview  30  Dividend Growth: Committed to Building Shareholder Value  31  Environmental, Social and Governance Efforts  32  Shareholder and Contact Information

 1  FY 2024 Q1 Highlights  Steve Westhoven | President and CEO  2  Financial Highlights  Roberto Bel | SVP and CFO  3  Q&A Session  FY 2024 First Quarter  Conference Call Agenda  4

 2023 Sustainability Report  15th Consecutive Year   Link to:   2023 Sustainability Report  Solidified our national leadership in innovative renewable energy with NJR Clean Energy Ventures' development of North America's largest capped landfill and largest floating solar arrays  Achieved the highest single-year investment in NJNG’s energy efficiency programs at approximately $60 million – cutting carbon emissions by helping customers reduce their energy consumption  Advance cutting edge, lower-carbon energy solutions, including carbon capture technology and high efficiency gas heat pumps in NJR’s own facilities  Engaged in dynamic partnerships with leading academic and industry research entities to support our emissions reduction and innovation efforts  Announced a milestone $500,000 contribution in local climate mitigation and coastal resiliency efforts through our charitable foundations, in partnership with the New Jersey Audubon Society  In fiscal 2023, NJR employees, retirees and their families provided approximately 4,000 hours of volunteer service – nearly double the amount of the previous year  Highlights  NJR was one of only 156 companies to be named one of America’s Most Responsible Companies by Newsweek for five  consecutive years

 First Quarter and Year to Date Fiscal 2024 Highlights  Executing on our Strategic Plan to Drive Continued, Organic Growth  NJNG  CEV  S&T  Energy  Services  $0.91  FY 2024 EPS  $0.74  FY 2024 NFEPS1  On January 31st, NJNG filed a base rate case   Filed for next generation of SAVEGREEN energy efficiency offerings, a three year $482 million program   Increased capacity by ~4MW in Q1 fiscal 2024   Project pipeline of ~870MW   NFEPS contribution in line with expectations  Continued contribution from AMA  Prior year results included higher NFEPS contribution from Winter Storm Elliott  A reconciliation from NFE to net income can be found in the Appendix.

 Increases Fiscal 2024 NFEPS Guidance by $0.15 to $2.85 to $3.00  Net Financial Earnings per Share  NFEPS long-term annual growth projections are based on the midpoint of the $2.20 - $2.30 initial guidance range for fiscal 2022, provided on February 1, 2021.   Initial 2023 NFEPS guidance of $2.42 - $2.52.  Represents 18.4% Increase from Midpoint of FY 2023 Initial Guidance Range; Maintains 7%-9% long-term annual growth  Guidance Range  $2.85 - $3.00  7-9%  LONG-TERM  ANNUAL GROWTH1  $2.50  $2.70  Outperformance Above Long-Term Growth Rate and Initial Guidance Range1  $2.20 - $2.301  $2.42 - $2.522  Strong energy prices(NJNG, CEV, ES)  Winter Storm Elliot  Large contracted revenues from ES’ AMA and January 2024 weather event   Initial Guidance Range1  Represents the midpoint of NJR's Long-Term Growth Rate

 NFEPS Guidance by Segment  Energy Services to Represent a Larger Portion of NFEPS Guidance in 2024; Long-term NJNG Remains the Largest Contributor to NFEPS  Fiscal 2024 NFEPS Guidance  by Segment  New Jersey Natural Gas  40% - 45%  Energy Services  38% - 43%  Home Services  0% - 1%  S&T  3% - 7%  CEV  12% - 17%  Long-term Expected   NFEPS Composition  New Jersey Natural Gas  60% - 70%  Energy Services  6% - 10%  Home Services  0% - 1%  S&T  5% - 10%  CEV  20% - 25%  Energy Services will represent a higher than normal % of NFEPS due to contributions from the AMAs for fiscal year 2024 as well as outperformance in January 2024  NJNG and CEV projected to make up the predominate portion of NJR’s total business mix

 New Jersey Natural Gas  Strong Trend of Favorable Customer Growth  Total change in PP&E (cash spent, capex accrued and AFUDC). Includes SAVEGREEN investments, which for GAAP purposes are included as part of cash flows from operations.   Facilities included in “Other”.   The sum of actual amounts may not equal due to rounding.  ~46% of capital expenditures earning a near real-time return  NJNG Customers  (in thousands)  Fiscal 2024 Capital Expenditures1,2,3  ~$102M  What to Expect in Fiscal 2024  Customer Growth Rate Returning to   Pre-pandemic Levels

 NJNG: Rate Case Filing  Filed on January 31, 2024  ($ millions)  Amount  Percent  Embedded Cost  Weighted Cost  Long-Term Debt  $1,573.2  44.6%  4.0%  1.8%  Common Equity  $1,955.7  55.4%  10.4%  5.8%  Total  $3,528.9  100%     7.6%  Link: White Paper with Additional Details on Rate Case Filing  Requested an increase to base rates of $222.6 million   (increase of $158.7 million in operating income)  Proposed rate base of $3.4 billion  Overall Cost of Capital and Rate of Return  Estimated Timeline for Rate Case1  As illustrated in the timeline, a rate case by statute in New Jersey is a nine-month process from the filing date to completion; however, 10-12 months is not uncommon  Administrative Law Judge (ALJ) and New Jersey Board of Public Utilities (BPU)  Filing  Discovery  Hearings & Summation  Initial Decision (ALJ)2 and Order (BPU)2  New Rates  4 1/2 Months  2 Months  2 1/2 Months  January 31, 2024  June 15, 2024  August 15, 2024  November 1, 2024

 Clean Energy Ventures (CEV): Pipeline of Investment Opportunities  CEV owns and operates solar projects with approximately 473MW of capacity  Total  ~1.3 GW  MWs  Pipeline of ~870MW including projects under construction, contract, or exclusivity   ~473MW of projects in-service  ~49% of pipeline located in NJ  ~51% located outside of NJ  New In-Service in Fiscal 2024  ~4MW

 12  12  Financial Review  Roberto Bel  SVP and Chief Financial Officer

 Review of First Quarter Fiscal 2024  ($ in Millions)  A reconciliation of these non-GAAP measures can be found in the Appendix  The sum of fiscal 1Q24 actual amounts may not equal to total due to rounding  Fiscal 1Q23 – Consolidated NFE ($ in millions)  $ 110.3   NJNG  $ (3.2)  Utility Gross Margin1  $ 1.1   O&M  $ (5.0)  Depreciation & Amortization (D&A)  $ (2.0)  Interest expense, AFUDC, Income Tax  $ 2.7   Clean Energy Ventures  $ 14.1   Revenue  $ 22.5   D&A and Interest Expense  $ (2.9)  Other  $ (5.5)  Storage & Transportation  $ (2.6)  Revenue  $ (3.0)  D&A and Interest Expense  $ 0.6   O&M, AFUDC & Other  $ (0.2)  Energy Services  $ (44.7)  Financial Margin1  $ (53.6)  Interest Expense, Income Tax and Other  $ 8.9   Home Services and Other  $ (1.4)  Fiscal 1Q24 – Consolidated NFE ($ in millions)2  $ 72.4   Q1 Fiscal 2023 included high net financial earnings at Energy Services due to increased natural gas price volatility related to Winter Storm Elliott during December of 2022.

 Capital Plan1,2   Includes SAVEGREEN Investments. Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations  The sum of actual amounts may not equal due to rounding.  $622  $596  $608 - $743  $578 - $742  ($ in Millions)  Capital plan supports long-term NFEPS growth targets of 7 – 9%  $435 - $492  $410 - $462  $140 - $204  $33 - $47  $8 - $16  $160 - $264  No Changes from Prior Quarter

 FY2023A  YTD FY2024A  FY2024E  FY2025E  Cash Flow from Operations  $479  $46  $450  -  $490  $450  -  $490  Uses of Funds  Capital Expenditures2  $539  $114  $490  -  $580  $495  -  $675  Dividends3  $151  $41  $161  -  $165  $174  -  $178  Total Uses of Funds  $690  $155  $651  -  $745  $669  -  $853  Financing Activities  Common Stock Proceeds – DRIP  $58  $22  $35  -  $37  $17  -  $19  Debt Proceeds/Other  $153  $87  $166  -  $218  $202  -  $344  Total Financing Activities  $211  $108  $201  -  $255  $219  -  $363  Projected Cash Flows1  ($ in Millions)  The sum of actual amounts may not equal due to rounding  Excludes accrual for AFUDC and SAVEGREEN investments (for GAAP purposes, SAVEGREEN investments are included in Cash Flow from Operations)  Dividend growth for fiscal 2023 and fiscal 2024 are based upon the midpoint of forecasted 7-9% growth rate

Investment Grade Profile

Strong Credit Ratings Supported by Stable Cash Flows

Current Credit Ratings

	NJNG (Secured Rating)	NJR (Unsecured Rating)
NAIC	NAIC-1.E	NAIC-2.A
Moody's	A1 (Stable)	
Fitch	A+ (Stable)	

Strong Cash Flows with No Block Equity Needs

NJR Adjusted FFO / Adjusted Debt[1]



20.0%
15.0%
10.0%
5.0%
17.4%
18.1%
19.0%
17% - 18%
FY2021A
FY2022A
FY2023A
FY2024E

1. Internal estimates based on Fitch Ratings methodology. Ratio represents inverse of FFO-adjusted leverage ratio. A reconciliation from adjusted funds from operations to cash flows from operating activities and adjusted debt to long-term and short-term debt can be found in the Appendix. Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense. Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.

New Jersey Resources
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Well Positioned Debt Repayment Schedule

No significant maturity towers in any particular year

Term Debt[1] Maturity Schedule

as of December 31, 2023 / $ in Millions, unless otherwise noted


NJR
NJNG
$1.2B
$200
$150
$100
$50
$—
$70
$50
$100
$100
$110
$50
$100
$150
$130
$120
$130
$50
$130
$50
$70
FY 2024
FY 2025
FY 2026
FY 2027
FY 2028
FY 2029
FY 2030
FY 2031
FY 2032
FY 2033
FY 2034
FY 2035-2040
Thereafter

NJR Unsecured Senior Notes	FY Maturity	Principal
3.48%	2025	$100,000
3.54%	2026	$100,000
4.38%	2027	$110,000
3.96%	2028	$100,000
3.29%	2029	$150,000
3.50%	2030	$130,000
3.13%	2031	$120,000
3.60%	2032	$130,000
3.25%	2033	$80,000
6.14%	2033	$50,000
3.64%	2034	$50,000
Total NJR LT Debt		**$1,120,000**

NJNG First Mortgage Bonds	FY Maturity	Principal
3.58%	2024	$70,000
2.82%	2025	$50,000
3.15%	2028	$50,000
5.56%	2033	$50,000
4.37%	2037	$50,000
3.38%	2038	$10,500
2.75%	2039	$9,545
3.00%	2041	$46,500
3.50%	2042	$10,300
3.00%	2043	$41,000
4.61%	2044	$55,000
3.66%	2045	$100,000
3.63%	2046	$125,000
4.01%	2048	$125,000
3.76%	2049	$100,000
3.13%	2050	$50,000
3.13%	2050	$50,000
2.87%	2050	$25,000
2.97%	2052	$50,000
4.71%	2052	$50,000
5.47%	2053	$125,000
5.85%	2054	$50,000
2.45%	2059	$15,000
3.86%	2059	$85,000
3.33%	2060	$25,000
2.97%	2060	$50,000
3.07%	2062	$50,000
Total NJNG LT Debt		**$1,517,845**

Impact of high interest rate environment included in FY2024 and long-term NFEPS guidance

Percent of NJR Holding Company Term Debt Maturing in the Next Three Years: <18%

Substantial liquidity at both NJNG and NJR - $900M of credit facilities available through FY2027

New Jersey Resources

1. Term debt only (excludes short-term debt of $268.7 million, capital leases of $38.2 million and solar financing obligations of $296.3 million).

17

 Growth Strategy and Key Highlights  7% - 9%  Long-term expected NFEPS and Dividend Growth  Highest in peer group1  1  Maximize the value of existing assets to   produce “Utility-like” Returns  2  3  Thoughtful capital allocation with a defined capital plan of between $1.2 - $1.5 Billion in the next 2 years   Use diversified strategy to deliver   outsized returns for shareholders  11 - 13%  Expected Shareholder Return2  Peer group includes: ATO, AVA, BKH, CMS, CNP, CPK, MDU, NFG, NI, NWE, NWN, OGS, SWX, UGI, UTL  Expected shareholder return includes projected NFEPS long-term growth rate of 7 – 9% in addition to an annualized dividend yield of 4.1%, based on dividend per share of $1.68 and closing share price of $40.80 on February 2, 2024

 Appendix:  Financial Statements and Additional Information  19  20  Reconciliation of NFE and NFEPS to Net Income  21  Other Reconciliation of Non-GAAP Measures  22  Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations  23  Fiscal 2024 First Quarter NFE and NFEPS by Business Unit  24  CEV: SREC Hedging Strategy Stabilizes Revenue  25  Capital Plan Table  26  NJR's Business Portfolio  27  NJNG: Supportive Regulatory Construct  28  Storage and Transportation (S&T): Overview  29  Energy Services Overview  30  Dividend Growth: Committed to Building Shareholder Value  31  Environmental, Social and Governance Efforts  32  Shareholder and Contact Information

 Reconciliation of NFE and NFEPS to Net Income  ($ in 000s)  NFE is a measure of earnings based on the elimination of timing differences to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, Solar Renewable Energy Certificates (SRECs) and foreign currency contracts. Consequently, to reconcile net income and NFE, current-period unrealized gains and losses on the derivatives are excluded from NFE as a reconciling item. Realized derivative gains and losses are also included in current-period net income. However, NFE includes only realized gains and losses related to natural gas sold out of inventory, effectively matching the full earnings effects of the derivatives with realized margins on physical natural gas flows. NFE also excludes certain transactions associated with equity method investments, including impairment charges, which are non-cash charges, and return of capital in excess of the carrying value of our investment. These are not indicative of the Company's performance for its ongoing operations. Included in the tax effects are current and deferred income tax expense corresponding with the components of NFE.  NFE eliminates the impact of volatility to GAAP earnings associated with unrealized gains and losses on derivative instruments in the current period  (Unaudited)  Three Months Ended  December 31,  2023  2022  NEW JERSEY RESOURCES  A reconciliation of net income, the closest GAAP financial measure, to net financial earnings is as follows:  Net income  $ 89,411   $ 115,921   Add:  Unrealized gain on derivative instruments and related transactions   (5,400)   (31,503)  Tax effect   1,282    7,487   Effects of economic hedging related to natural gas inventory   (16,228)   23,972   Tax effect   3,857    (5,697)  NFE tax adjustment   (478)   104   Net financial earnings  $ 72,444   $ 110,284   Weighted Average Shares Outstanding  Basic   97,869    96,485   Diluted   98,563    97,083   A reconciliation of basic earnings per share, the closest GAAP financial measure, to basic net financial earnings per share is as follows:  Basic earnings per share  $ 0.91   $ 1.20   Add:  Unrealized gain on derivative instruments and related transactions   (0.05)   (0.33)  Tax effect   0.01    0.08   Effects of economic hedging related to natural gas inventory   (0.17)   0.25   Tax effect   0.04    (0.06)  Basic net financial earnings per share  $ 0.74   $ 1.14

 Other Reconciliation of Non-GAAP Measures  NJNG Utility Gross Margin  NJNG's utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expenses. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization.  Energy Services Financial Margin  Financial margin removes the timing differences associated with certain derivative and hedging transactions. Financial margin differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization expenses as well as the effects of derivatives instruments on earnings.   (Unaudited)  Three Months Ended  December 31,  2023  2022  A reconciliation of gross margin, the closest GAAP financial measurement, to utility gross margin is as follows:  Operating revenues  $ 293,430   $ 357,746   Less:  Natural gas purchases   118,444    184,771   Operating and maintenance1   26,401    26,294   Regulatory rider expense   19,189    18,251   Depreciation and amortization   26,917    24,890   Gross margin   102,479    103,540   Add:  Operating and maintenance1   26,401    26,294   Depreciation and amortization   26,917    24,890   Utility gross margin  $ 155,797   $ 154,724   A reconciliation of gross margin, the closest GAAP financial measurement, to financial margin is as follows:  Operating revenues  $ 99,668   $ 321,782   Less:  Natural Gas purchases   60,166    233,287   Operating and maintenance1   4,689    3,455   Depreciation and amortization   57    57   Gross margin   34,756    84,983   Add:  Operating and maintenance1   4,689    3,455   Depreciation and amortization   57    57   Unrealized gain on derivative instruments and related transactions   (4,266)   (39,886)  Effects of economic hedging related to natural gas inventory   (16,228)   23,972   Financial margin  $ 19,008   $ 72,581    Excludes selling, general and administrative expenses  ($ in 000s)

 Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations  Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense  Adjusted debt is total long term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease backs, debt issuance costs, and other Fitch credit metric adjustments  Cash Flow from Operations   $46.4   Subtract   Components of working capital   $97.6   Add back  Cash paid for interest (net of amounts capitalized)   $29.8   Capitalized Interest   $1.6   SAVEGREEN loans, grants, rebates and related investments   $12.5   Operating cash flows from operating leases   $2.2   Adjusted FFO (Non-GAAP)   $190.1   Long-Term Debt (including current maturities)   $2,958.6   Short-Term Debt   $268.7   Exclude  Cash on Hand   ($3.4)  CEV Sale-Leaseback Debt   ($296.3)  Include  CEV Sale lease-back Contractual Commitments    $218.6   Debt Issuance Costs   $13.6   Operating Lease Debt estimate (8x lease expense)   $20.3   Adjusted Debt (Non-GAAP)   $3,180.1   Adjusted Debt, FY2024   (Millions)  Adjusted Funds from Operations, FY2024  (Millions)

 Fiscal 2024 Q1 NFE and NFEPS by Business Unit1  ($ in 000s)   (Thousands)  Three Months Ended December 31,  2023  2022  Change  New Jersey Natural Gas  $51,444  $54,664  $(3,220)  Clean Energy Ventures  $10,522  $(3,582)  $14,104  Storage and Transportation  $3,640  $6,243  $(2,603)  Energy Services  $7,831  $52,533  $(44,702)  Home Services and Other  $(993)  $426  $(1,419)  Total  $72,444  $110,284  $(37,840)   (Thousands)  Three Months Ended December 31,  2023  2022  Change  New Jersey Natural Gas  $0.52  $0.57  $(0.05)  Clean Energy Ventures  $0.11  $(0.04)  $0.15  Storage and Transportation  $0.04  $0.07  $(0.03)  Energy Services  $0.08  $0.54  $(0.46)  Home Services and Other  $(0.01)  $—  $(0.01)  Total  $0.74  $1.14  $(0.40)  Net Financial Earnings (NFE)  Net Financial Earnings per Share (NFEPS)  The sum of actual amounts may not equal due to rounding

 CEV: SREC Hedging Strategy Stabilizes Revenue  Based on Energy Year1, as of December 31, 2023  Energy Years run from June 1 of the prior year to May 31 of the respective year; for example, Energy Year 2025 began on June 1, 2024 and ends on May 31, 2025  Based on Fiscal Year, as of December 31, 2023  75% hedged through   Fiscal Year 2025  73% hedged through   Fiscal Year 2026  89% hedged through   Energy Year 2025  82% hedged through   Energy Year 2026  Percent Hedged  Average Price  Current Price (EY)  89%  $190  $200  82%  $181  $187  28%  $157  $177  16%  $141  $159  Percent Hedged  Average Price  Current Price (FY)  75%  $190  $196  73%  $180  $183  29%  $157  $171  17%  $141  $155

 Capital Plan Table1,2  ($ in Millions)  Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations  The sum of actual amounts may not equal due to rounding     FY2023A  YTD FY2024A  FY2024E  FY2025E  Near Real Time Return?  New Jersey Natural Gas  New Customer  $77  $27  $75  -  $80  $85  -  $90  Yes  IIP  $43  $7  $26  -  $30  $26  -  $30  Yes  SAVEGREEN  $60  $13  $48  -  $52  $48  -  $52  Yes  Clean Fuels  $1  $0  $40  -  $50  $45  -  $55  IT  $61  $15  $60  -  $65  $20  -  $25  System Integrity  $126  $30  $150  -  $170  $150  -  $165  Cost of Removal   $42  $9  $36  -  $40  $36  -  $40  Facilities / Other  $45  $0  $—  -  $5  $—  -  $5  $454  $102  $435  -  $492  $410  -  $462  Clean Energy Ventures  Sunlight Advantage  $11  $3  $10  -  $14  $10  -  $14  Commercial Solar  $99  $17  $130  -  $190  $150  -  $250  $110  $19  $140  -  $204  $160  -  $264  Storage and Transportation  Adelphia Gateway  $19  $2  $8  -  $12  $4  -  $8  Leaf River  $12  $7  $25  -  $35  $4  -  $8  $31  $9  $33  -  $47  $8  -  $16  Total  $596  $129  $608  -  $743  $578  -  $742

 NJR’s Business Portfolio  Natural Gas and Renewable Fuel Distribution; Solar Investments, Wholesale Energy Markets; Storage & Transportation Infrastructure; Retail Operations  Operates and maintains Natural Gas transportation and distribution infrastructure serving approximately 580,000 customers in New Jersey  New Jersey Natural Gas  (NJNG)  Clean Energy Ventures  (CEV)  Storage and Transportation  (S&T)  Energy Services  (ES)  New Jersey Resources Home Services  (NJRHS)  CEV develops, invests in, owns and operates energy projects that generate clean power, provide low carbon energy solutions and help our customers save energy and money in a sustainable way  Invests in, owns and operates midstream assets including natural gas pipeline and storage facilities. Our companies provide transportation and storage services to a broad range of customers in the natural gas market  Provides unregulated, wholesale natural gas to consumers across the Gulf Coast, Eastern Seaboard, Southwest, Mid-continent and Canada. In addition to energy supply, NJRES provides a full-range of customized energy management services   NJR Home Services offers customers home comfort solutions, including equipment sales and installations; solar lease and purchase plans; and a service contract product line, including heating, cooling, water heating, electric and standby generator contracts  Demonstrated leadership as a premier energy infrastructure and environmentally-forward thinking company  Recognized as a Top 20 Ruud® National Pro Partner™ for 6 Consecutive Years

NJNG: Supportive Regulatory Construct

Stable Rate Case Results

- Rate case results are stable
  - Current ROE of 9.60% with a common equity ratio of 54%
  - Full recovery of plant investments to date
  - Rate cases are settled (generally not litigated)
- Resolution of cases have been timely
- Last completed case filed in March 2021 and rates effective on December 1, 2021

Decoupled Rates for majority of customers

- Volume risk due to weather or energy conservation mitigated through the *Conservation Incentive Program (CIP)*. This decoupling mechanism allows NJNG to earn a fix margin per customer[1].
- NJNG's natural gas commodity price is a pass-through cost the *Basic Gas Supply Service (BGSS)* program

Minimization of Regulatory Lag

- Investments in customer growth and Infrastructure Investment Program (IIP) earn real-time recovery or accelerated recovery through annual mechanisms
- Through the SAVEGREEN program, energy efficiency investments also have an annual cost recovery mechanism that accelerate recovery of investments and returns

Margin Sharing Incentives

- Like other utilities, NJNG contracts for supply and transportation to meet customer needs
- NJNG's BPU-approved "BGSS Incentive Programs" allow temporary release of capacity or supply when not needed
- NJNG shares margin generated with customers (85% for customers/15% for NJNG)
- BGSS Incentive margin is not counted in NJNG's ROE calculation for overearning

THE SAVEGREEN PROJECT®

Launched in 2009, SAVEGREEN™ provides energy efficiency solutions that meet the unique needs and budgets of residential and commercial customers—including low- and moderate income, multifamily, hospitals and municipalities.

On December 1, 2023, NJNG filed with the Board of Public Utilities a proposed next generation of SAVEGREEN™ energy-efficiency offerings.

The $482.4 million proposal will strengthen NJNG's existing energy-efficiency offerings and provide comprehensive solutions to help participating customers save energy and reduce carbon emissions, while supporting New Jersey's ambitious climate goals.

1. For residential and small commercial customers, which make the vast majority of NJNG's customers.

New Jersey Resources
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Storage and Transportation (S&T): Overview  Stable Contribution from Leaf River (storage), Steckman Ridge (storage), and Adelphia Gateway (transportation)  32.2 mmdth high deliverability salt cavern storage facility in southeastern Mississippi  Acquired October 2019  100% owner & operator  Serving Gulf Coast/Southeast the fastest growing natural gas market in North America with a growing reliance on regional supply imports  12.6 mmdth reservoir storage facility in southern PA.  Placed in service April 2009  50% ownership interest  Serving the Northeast Region with a high dependence on storage and increasingly constrained pipeline capacity  0.9 mmdth/d interstate pipeline from NE PA to greater Philadelphia area  Acquired January 2020 / Placed in-service September 2022  100% owner & operator  Serving the Northeast region, where the current pipeline grid is constrained  What to Expect in Fiscal 2024  Maximize capabilities at existing assets as constrained pace of pipeline and storage expansions increases value proposition to customers  Continued organic service enhancements at Leaf River Energy Center that satisfy customers' growing need for greater flexibility and higher reliability

 Energy Services: Overview  Managing a Diversified Portfolio of Physical Natural Gas Transportation and Storage Assets to Serve Customers Across North America;  Fee-based Revenue through Asset Management Agreements   Asset Management Agreements  De-risked Energy Services business by securing 10 years of contracted cash payments with minimal counterparty credit risk  Long Option Strategy  Proven track record of success over 28 years of existence leveraging natural gas market volatility to drive value  Minimal long-term capital commitments and significant cash generation during outperformance years has significantly reduced NJR equity needs  NJR expects to recognize the majority of the fiscal 2024 AMA revenues in the fiscal fourth quarter

 Dividend Growth: Committed to Building Shareholder Value  Strong Track Record of Dividend Growth  $1.68  FY 2024 Dividend   (up 7.7%)  7.4%   DPS CAGR  Dividend History  Dividends per Share  7.7 percent increase in the quarterly dividend rate to $1.68 per share from $1.56 per share  Ex-Dividend Date  Record Date  Payable Date  Amount Per Share  12/12/2023  12/13/2023  1/02/2024  $0.42  9/19/2023  9/20/2023  10/02/2023  $0.42*  6/13/2023  6/14/2023  7/03/2023  $0.39  3/14/2023  3/15/2023  4/03/2023  $0.39  12/13/2022  12/14/2022  1/03/2023  $0.39  9/23/2022  9/26/2022  10/03/2022  $0.39  6/14/2022  6/15/2022  7/01/2022  $0.3625  3/15/2022  3/16/2022  4/01/2022  $0.3625  12/14/2021  12/15/2021  1/03/2022  $0.3625  9/17/2021  9/20/2021  10/01/2021  $0.3625  6/15/2021  6/16/2021  7/01/2021  $0.3325  3/16/2021  3/17/2021  4/01/2021  $0.3325  12/15/2020  12/16/2020  1/04/2021  $0.3325  9/21/2020  9/22/2020  10/01/2020  $0.3325  Highlighted Rows Reflect Changes in Quarterly Cash Dividends  * 7.7 percent increase in the quarterly dividend rate to $1.68 per share from $1.56 per share

 Environmental, Social and Governance Efforts  Focus on Definable Accomplishments   Social  Established $20 million endowment fund for NJR’s charities to support continued community giving long into the future  Robust structure and initiatives to promote DEI at NJR including Executive DEI Council to ensure accountability  Employee-led Business Resource Groups (BRGs) bring together employees with common background to promote engagement and inclusiveness – 25% of NJR workforce belongs to one or more BRGs  Achieved NJ operational emissions reductions over 55% since 2006 with goal of 60% by 2030 and net zero by 2050  One of the largest owner-operators of solar assets in New Jersey, we have invested over $1 billion over the last decade building clean, emissions-free power for homes and businesses  Plans to invest up to $2 million over the next five years through its Coastal Climate Initiative, which has expanded to a multi-faceted environmental stewardship program  Environmental  Our board of directors (Board) has a broad range of skills and industry knowledge, as well as a diversity of perspectives that align with our company’s long-term strategy  The Board is responsible for oversight of NJR’s overall strategy, including all Environmental Social and Governance (ESG) issues  NJR includes sustainability considerations in the performance metrics of our Commitment to Stakeholders. Actual results of these goals and metrics directly impact the compensation of corporate officers year-to-year and ensure accountability  Governance  Fiscal 2024 ESG Reports   January 2024  15th Consecutive Year of our Sustainability Report  February 2024  Diversity, Equity and Inclusion Report

 The Transfer Agent and Registrar for the company’s common stock is Broadridge Corporate Issuer Solutions, Inc. (Broadridge).  Shareowners with questions about account activity should contact Broadridge investor relations representatives between 9 a.m. and 6 p.m. ET, Monday through Friday, by calling toll-free 800-817-3955.  General written inquiries and address changes may be sent to:  Broadridge Corporate Issuer Solutions  P.O. Box 1342, Brentwood, NY 11717  or  For certified and overnight delivery:  Broadridge Corporate Issuer Solutions, ATTN: IWS   1155 Long Island Avenue, Edgewood, NY 11717  Shareowners can view their account information online at  shareholder.broadridge.com/NJR.   Website: www.njresources.com  Investor Relations: New Jersey Resources Investor Relations  Contact Information  Adam Prior – Director, Investor Relations   732-938-1145  aprior@njresources.com  1415 Wyckoff Road  Wall, NJ 07719  (732) 938-1000  www.njresources.com  Corporate Headquarters  Online Information  Shareholder and Online Information  Stock Transfer Agent and Registrar